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                                                                    EXHIBIT 10.2

                               HEALTHSTREAM, INC.

                      SERIES B CONVERTIBLE PREFERRED STOCK
                               PURCHASE AGREEMENT

         THIS SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the 21st day of April, 1999, by and between HealthStream, Inc., a Tennessee corporation (the "Company"), and the persons and entities designated as an investor on Schedule A hereto (each an "Investor").

                      THE PARTIES HEREBY AGREE AS FOLLOWS:

1.       PURCHASE AND SALE OF STOCK.

1.1      SALE AND ISSUANCE OF SERIES B CONVERTIBLE PREFERRED STOCK.

         (a) The Company shall adopt and file with the Secretary of State of the State of Tennessee on or before the First Closing (as hereinafter defined) an Amended and Restated Charter in the form attached hereto as Exhibit A (the "Restated Charter").

         (b) On or prior to the First Closing, the Company shall have authorized
(i) the sale and issuance to the Investors of the shares of Series B Convertible Preferred Stock and (ii) the issuance of such shares of Common Stock to be issued upon conversion of such shares (the "Conversion Shares"). The shares of Series B Convertible Preferred Stock and the Conversion Shares shall have the rights, preferences, privileges and restrictions set forth in the Restated Charter.

         (c) Subject to the terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to purchase and the Company agrees to sell and issue to each Investor, severally and not jointly, the number of shares of the Company's Series B Convertible Preferred Stock set forth opposite each Investor's name on Schedule A hereto at a purchase price of $10.00 per share. The Series B Convertible Preferred Stock will be sold at three closings as set forth in paragraph 1.2 herein.

         (d) In addition to the shares referred to on Schedule A hereto, each Investor shall be entitled to subscribe for and purchase from the Company at the price of $10.00 per share ("Option Exercise Price") a number of shares of the Company's Series B Convertible Preferred Stock equal to up to twenty percent (20%) of the number of shares set forth opposite each Investor's name on Schedule A hereto ("Option") at any time prior to the earlier of April 21st, 2000 or upon the date of a subsequent equity financing by the Company with aggregate gross proceeds of not less than $5,000,000. In the event of a subsequent equity financing, the Company shall give written notice to the Investors that a subsequent financing has occurred and each Investor shall then have thirty (30) days to exercise any or all of its Option in accordance with paragraph 1.1(d)(i) herein, but in no case shall that date be later than May 21st, 2000. The Options shall vest and become exercisable at the time and in the same percentage that the funds are delivered to the Company under the closing schedule outlined in paragraph 1.2 herein.

             (i) Method of exercise. Subject to the last sentence of paragraph 1.1(d) above, the rights represented by the Options may be exercised by the holder in whole at any time or from time to time in part, but not as to a fractional share of Series B Convertible Preferred Stock by written notice delivered to the Company, which notice shall state the number of shares with respect to which the Option is being exercised and shall specify a date not less than five (5) nor more than ten (10) days after the date




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of such notice as the date on which the shares will be taken up and payment made as provided in paragraph 1.1(d)(ii) hereof.

             (ii) The holder may make payment in respect of the exercise of the Option as follows:



                  1) Cash Exercise. By payment to the Company of the Option
                     Exercise Price in cash or by certified or official bank check for each share purchased;

                  2) Notes Exercise. By surrender to the Company of any notes or other obligations issued by the Company with all such notes or other obligations of the Company so surrendered being credited against the Option Exercise Price in an amount equal to the principal amount thereof plus the amount of any interest accrued thereon to the date of such surrender;

                  3) Securities Exercise. By delivery to the Company of Series B
                     Convertible Preferred Stock issued by the Company with such securities being credited against the Option Exercise Price in an amount equal to the fair market value thereof;

                  4) Net Issue Exercise. By an election to receive shares the aggregate fair market value of which as of the date of exercise is equal to the fair market value of the Option (or the portion thereof being exercised) on such date, in which event the Company, upon receipt of notice of such election, shall issue to the holder a number of shares of Series B Convertible Preferred Stock equal to (A) the number of shares of Series B Convertible Preferred Stock acquirable upon exercise of all or any portion of the Option being exercised, as at such date, multiplied by (B) the balance remaining after deducting (x) the Option Exercise Price from (y) the fair market value of one share of Series B Convertible Preferred Stock as at such date and dividing the result by (C) such fair market value; or

                  5) Combined Payment Method. By satisfaction of the Option
                     Exercise Price for each share being acquired in any combination of the methods described in clauses (1) through
                     (4) above.

             (iii) Definition of Fair Market Value. For the purposes of paragraph (ii) above, the fair market value of the Series B Convertible Preferred Stock shall be determined by the Board of Directors of the Company exclusive of any member of such Board of Directors that directly or indirectly controls any holder of Options.

1.2      CLOSING.

         (a) The purchase and sale of at least one half (1/2) of the number of shares of Series B Convertible Preferred Stock set forth opposite each Investor's name on Schedule A hereto shall take place at the offices of the Company at 10:00 a.m., on April 21st, 1999, or at such other time and place as the Company and Investors acquiring in the aggregate more than half the shares of Series B Convertible


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Preferred Stock being sold pursuant hereto shall mutually agree, either orally or in writing (the "First Closing").

         (b) The purchase and sale of at least one half (1/2) of the number of those shares of Series B Convertible Preferred Stock exempted from the Minimum Investment set forth in paragraphs 5.3 and 4.6 herein shall take place at the offices of the Company within ten (10) business days of the First Closing (the "Second Closing"). If the parties mentioned in paragraphs 5.3 and 4.6 herein do not purchase at least one half (1/2) of the number of shares of Series B Convertible Preferred Stock set forth opposite each Investor's name on Schedule A hereto at the First Closing or Second Closing, then the Company may increase the number of shares subscribed by other Investors listed on Schedule A hereto. Under no circumstance will the total number of shares of Series B Convertible Preferred Stock issued at the closings exceed the total number set forth on Schedule A hereto.

         (c) The purchase and sale of the remaining number of shares of Series B Convertible Preferred Stock set forth opposite each Investor's name on Schedule A hereto shall take place at the offices of the Company within twenty (20) business days of the Investors receiving a written demand therefor from the Board of Directors of the Company after the Board of Directors shall have adopted a resolution approving such purchase and sale provided no such demand be sent by the Board of Directors after April 30, 2000. The Company covenants not to raise any additional equity financing prior to April 30, 2000 without calling pursuant to paragraph 1.2 (c) herein the remaining number of shares of Series B Convertible Preferred Stock referred to herein.

         (d) At each closing, the Company shall deliver to each Investor a certificate representing the shares of Series B Convertible Preferred Stock that such Investor is purchasing against payment of the purchase price therefor by check, wire transfer, or such other form of payment as shall be mutually agreed upon by such Investor and the Company.



2.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company hereby represents and warrants to each Investor that as of the date of this Agreement, except as set forth on a Schedule of Exceptions furnished to each Investor and special counsel for the Investors, specifically identifying the relevant subparagraph(s) hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

2.1      ORGANIZATION; GOOD STANDING, QUALIFICATION.

         The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Tennessee, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted, to execute and deliver this Agreement and any other agreement to which the Company is a party the execution and delivery of which is contemplated hereby (the "Ancillary Agreements"), to issue and sell the Series B Convertible Preferred Stock and the Common Stock issuable upon conversion thereof, and to carry out the provisions of this Agreement, the Restated Charter and any Ancillary Agreement. The Company is duly qualified and is authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure so to qualify would have material adverse effect on its business, properties, prospects, or financial condition.


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2.2      AUTHORIZATION.

         All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and any Ancillary Agreement, the performance of all obligations of the Company hereunder and thereunder at the First Closing and the authorization, issuance (or reservation for issuance), sale, and delivery of the Series B Convertible Preferred Stock being sold hereunder and the Common Stock issuable upon conversion thereof has been taken or will be taken prior to the First Closing, and this Agreement, and any Ancillary Agreement, when executed and delivered, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.3      VALID ISSUANCE OF PREFERRED AND COMMON STOCK.

         The Series B Convertible Preferred Stock that is being purchased by the Investors hereunder, when issued, sold, and delivered in accordance with the terms of this agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, any Ancillary Agreement and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series B Convertible Preferred Stock being purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Charter, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, any Ancillary Agreement and under applicable state and federal securities laws.

2.4      GOVERNMENTAL CONSENTS.

         No consent, approval, qualification, order or authorization of, or filing with, any local, state, or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery, or performance of this Agreement, the offer, sale or issuance of the Series B Convertible Preferred Stock by the Company or the issuance of Common Stock upon conversion of the Series B Convertible Preferred Stock, except (i) the filing of the Restated Charter with the Secretary of State of the State of Tennessee, and (ii) such filings as have been made prior to the First Closing, except any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

2.5      CAPITALIZATION AND VOTING RIGHTS.

         The authorized capital of the Company consists, or will consist immediately prior to the Closing, of:

         (a) Preferred Stock. 5,000,000 shares of Preferred Stock, no par value, of which 76,000 shares have been designated as Series A Convertible Preferred Stock, all of which are outstanding, and 1,376,360 shares have been designated as Series B Convertible Preferred Stock, none of which are outstanding. The rights, privileges and preferences of the Series B Convertible Preferred Stock are as stated in the Restated Charter.


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         (b) Common Stock. 20,000,000 shares of common stock, no par value
("Common Stock"), of which 1,991,647 shares are issued and outstanding. On April 21, 1999, Robert A Frist, Jr. purchased 231,481 shares of Common Stock at a purchase price of $4.32 per share. An additional 4,000,000 shares of Common Stock are reserved for issuance pursuant to the Employee Stock Option Plan, dated April 15, 1994 (the "Option Plan"). The Company has granted options under the Option Plan to acquire a total of 902,466 shares of Common Stock.

         (c) The outstanding shares of Common Stock and options granted under the Option Plan are owned by the stockholders and option holders in the numbers specified in Exhibit B hereto.

         (d) The outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act and any relevant state securities laws or pursuant to valid exemptions therefrom.

         (e) Except as contemplated herein and in the Ancillary Agreements and for (i) the conversion privileges of the Series B Convertible Preferred Stock, and (ii) currently outstanding options under the Option Plan, there are no outstanding options, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. Other than the Stockholder's Agreement, dated April 15, 1994 (the "Stockholder's Agreement"), the Company is not a party or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any persons that affects or relates to the Common Stock or the voting or giving of written consents with respect to any security or the voting by a director of the Company.

2.6      SUBSIDIARIES.

         The Company does not own or control, directly or indirectly, any interest in any other corporation, partnership, limited liability company, association, or other business entity. The Company is not a participant in any joint venture, partnership, or similar arrangement.

2.7      CONTRACTS AND OTHER COMMITMENTS.

         The Company does not have and is not bound by any contract, agreement, lease, commitment, or proposed transaction, judgment, order, writ or decree, written or oral, absolute or contingent, other than (i) contracts for the purchase of supplies and services that were entered into in the ordinary course of business and that do not involve more than $50,000, and do not extend for more than one (1) year beyond the date hereof, (ii) sales contracts entered into in the ordinary course of business, and (iii) contracts terminable at will by the Company on no more than thirty (30) days' notice without cost or liability to the Company and that do not involve any employment or consulting arrangement and are not material to the conduct of the Company's business. For the purpose of this paragraph, employment and consulting contracts and contracts with labor unions, and license agreements and any other agreements relating to the Company's acquisition or disposition of patent, copyright, trade secret or other proprietary rights or technology (other than standard end-user license agreements) shall not be considered to be contracts entered into in the ordinary course of business.

2.8      RELATED-PARTY TRANSACTIONS.

         No employee, officer, stockholder or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend



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or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, stockholders, officers, or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete or conduct business with the Company. To the best of the Company's knowledge, no officer, director, or stockholder or any member of their immediate families is, directly or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such person's employment, ownership of capital stock or other securities of the Company).

2.9      REGISTRATION RIGHTS.

         The Company is presently not under any obligation and has not granted any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

2.10     PERMITS.

         The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company, and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as presently planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

2.11     COMPLIANCE WITH OTHER INSTRUMENTS.

         The Company is not in violation or default in any material respect of any provision of its Restated Charter or Bylaws or in any material respect of any provision of any mortgage, indenture, agreement, instrument, or contract to which it is a party or by which it is bound or, to the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule, regulation or restriction applicable to the Company. The execution, delivery, and performance by the Company of this Agreement, and any Ancillary Agreement, and the consummation of the transactions contemplated hereby and thereby, will not result in any such violation or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge, or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or non-renewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties.

2.12     LITIGATION.

         There is no action, suit, proceeding, or investigation pending or, to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement or any Ancillary Agreement or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any



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material adverse change in the assets, business, properties, prospects, or financial condition of the Company, or in any material change in the current equity ownership of the Company. The foregoing includes, without limitation, any action, suit, proceeding, or investigation pending or currently threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, their obligations under any agreements with prior employers, or negotiations by the Company with potential backers of, or investors in, the Company or its proposed business. The Company is not a party to or, to the best of its knowledge, named in or subject to any order, writ, injunction, judgment, or decree of any court, government agency, or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company currently intends to initiate.

2.13     OFFERING MEMORANDUM.

         The Offering Memorandum previously delivered to each Investor (the "Offering Memorandum") was prepared in good faith by the Company and does not, to the best of the Company's knowledge after reasonable investigation, contain any untrue statement of a material fact nor does it omit to state a material fact necessary to make the statements therein not misleading, except that with respect to assumptions, projections and expressions of opinion or predictions contained in the Offering Memorandum, the Company represents only that such assumptions, projections, expressions of opinion and predictions were made in good faith and that the Company believes there is a reasonable basis therefor.

2.14     OFFERING.

         Subject in part to the truth and accuracy of each Investor's representations set forth in this Agreement, the offer, sale and issuance of the Series B Convertible Preferred Stock as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

2.15     FINANCIAL STATEMENTS.

         The Company has delivered to each Investor its financial statements (balance sheet and profit and loss statement, statement of stockholders' equity and statement of cash flows including notes thereto) at December 31, 1998 and for the year then ended (the "Financial Statements"). The Financial Statements have been consistently prepared and derived from the books and records of the Company. The Financial Statements fairly present in all material respects the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein. Except as set forth in the Financial Statements and to the best of the Company's knowledge, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 1998 and
(ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm, or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.


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2.16     CHANGES.

         To the best of the Company's knowledge, since December 31, 1998, there has not been:

         (a) any change in the assets, liabilities, financial condition, or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

         (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, prospects, or financial condition of the Company (as such business is presently conducted and as it is presently proposed to be conducted);

         (c) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

         (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the business, properties, prospects, or financial condition of the Company (as such business is presently conducted and as it is presently proposed to be conducted);

         (e) any material change to a material contract or arrangement by which the Company or any of its assets is bound or subject;

         (f) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder other than in the ordinary course of business;

         (g) any sale, assignment, or transfer of any patents, trademarks, copyrights, trade secrets, or other intangible assets;

         (h) any resignation or termination of employment of any key officer of the Company; and the Company, does not know of the impending resignation or termination of employment of any such officer;

         (i) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

         (j) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable or contested by the Company in good faith;

         (k) any loans or guarantees made by the Company to or for the benefit of its employees, stockholders, officers, or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

         (l) any declaration, setting aside, or payment of any dividend or other distribution of the Company's assets in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

         (m) any other event or condition of any character that might materially and adversely affect the business, properties, prospects, or financial condition of the Company (as such business is presently conducted and as it is presently proposed to be conducted); or


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         (n) any agreement or commitment by the Company to do any of the things described in this paragraph 2.16.

2.17     INTELLECTUAL PROPERTY.

         To the best of its knowledge (but without having conducted any special investigation or patent search), the Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, and proprietary rights and processes necessary for its business as now conducted without any conflict with, or infringement of the rights of, others which would have a material adverse effect on the business, properties, prospects or financial condition of the Company. The Schedule of Exceptions contains a complete list of patents and pending patent applications of the Company. Except for agreements with its own employees or consultants, substantially in the form referenced in paragraph 2.18 below, and standard end-user license agreements, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses, or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, and proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets, or other proprietary rights or processes of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company. The Company has taken reasonable efforts to identify any possible liabilities, losses, costs, expenses, or other adverse effects it may experience as a result of the potential inability of computer systems to recognize the "Year 2000"and has determined that it will have no material loss, cost, liability, or expense.

2.18     EMPLOYEES; EMPLOYEE COMPENSATION.

         To the best of the Company's knowledge, there is no strike, labor dispute or union organization activities pending or threatened between it and its employees. None of the Company's employees belongs to any union or collective bargaining unit. To the best of its knowledge, the Company has complied in all material respects with all applicable state and federal equal opportunity and other laws related to employment. The Company has a proprietary information agreement with each of its employees protecting the Company's confidential information substantially in the form submitted to the counsel mentioned in paragraph 6.9 herein. To the best of the Company's knowledge, no employee of the Company is or will be in violation of any judgment, decree, or order, or any term of any employment contract, patent disclosure agreement, or other contract or agreement relating to the relationship of any such employee with the Company, or any other party because of the nature of the business conducted or presently proposed to be conducted by the Company or to the use by the employee of his or her best efforts with respect to such business. Other than the Option Plan, the Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive



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plan, profit sharing plan, retirement agreement, or other employee compensation agreement. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company.

2.19     TAX RETURNS, PAYMENTS, AND ELECTIONS.

         The Company has timely filed all tax returns and reports (federal, state and local) as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due and payable, except those contested by it in good faith. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended ("Code"), to be treated as a collapsible corporation pursuant to the Code, nor has it made any other elections pursuant to the Code (other than its "S corporation" election, which election has been revoked effective October 13, 1998, or that relate solely to methods of accounting, depreciation, or amortization) that would have a material effect on the business, properties, prospects, or financial condition of the Company. The Company has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Company's federal income tax returns and none of its state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities. Since the date of the Financial Statements, the Company has made adequate provisions on its books of account for all taxes, assessments, and governmental charges with respect to its business, properties, and operations for such period. The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes, including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositaries.

2.20     ENVIRONMENTAL AND SAFETY LAWS.

         To the best of its knowledge, the Company is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety which would have a material adverse effect on the business, properties, prospects or financial condition of the Company, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law, or regulation.

2.21     MINUTE BOOKS.

         The copy of the minute books of the Company provided to the special counsel referred to in paragraph 6.9 herein contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation and accurately reflects all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes in all material respects.

2.22     REAL PROPERTY HOLDING CORPORATION.

         The Company is not a real property holding corporation within the meaning of Internal Revenue Code Section 897(c)(2) and any regulations promulgated thereunder.

2.23     QUALIFIED SMALL BUSINESS.

The Company represents that the shares of Series B Convertible Preferred Stock are eligible to qualify as "qualified small business stock" as defined in
Section 1202(c) of the Code.



3.       ACKNOWLEDGMENTS OF REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.

         The Investors hereby represent and warrant to the Company that as of the date of this Agreement:

3.1      AUTHORIZATION.

         Such Investor has full power and authority to enter into this Agreement, and that this Agreement, when executed and delivered, will constitute a valid and legally binding obligation of such Investor enforceable in accordance with its terms.

3.2      PURCHASE ENTIRELY FOR OWN ACCOUNT.

         This Agreement is made with each Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of his Agreement such Investor hereby confirms, that the Series B Convertible Preferred Stock to be purchased by such Investor and the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

3.3      RELIANCE UPON INVESTORS' REPRESENTATIONS.

         Each Investor understands that the Series B Convertible Preferred Stock is not, and any Common Stock acquired on conversion thereof at the time of issuance may not be, registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Investors' representations set forth herein.

3.4      RECEIPT OF INFORMATION.

         Each Investor believes such Investor has received all the information such Investor considers necessary or appropriate for deciding whether to purchase the Series B Convertible Preferred Stock. Each Investor further represents that such Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series B Convertible Preferred Stock and the business, properties, prospects, and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Investor or to which such Investor had access. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

3.5      INVESTMENT EXPERIENCE.

         Each Investor represents that such Investor is experienced in evaluating and investing in private placement transactions of securities of companies in a similar stage of development and acknowledges that such Investor is able to fend for himself, herself or itself, can bear the economic risk of such Investor's investment, and has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of the investment in the Series B Convertible Preferred Stock. If other than an individual, Investor also represents that each record or beneficial owner of any equity interest in Investor (each an "Investor Owner") meets the requirements of the preceding sentence.

3.6      ACCREDITED INVESTOR.

         (a)      The term "Accredited Investor" as used herein refers to:

                  (i) A person or entity who is a director or executive officer of the Company;

                  (ii) Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in
Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in
Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                  (iii) Any private business development company as defined in
Section 202(a)(22) of the Investment Advisers Act of 1940;

                  (iv) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                  (v) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of the purchase exceeds $1,000,000;

                  (vi) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                  (vii) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment; or

                  (viii) Any entity in which all of the equity owners are accredited investors.

         As used in this Paragraph 3.6(a), the term "net worth" means the excess of total assets over total liabilities. For the purpose of determining a person's net worth, the principal residence owned by an individual should be valued at fair market value, including the cost of improvements, net of current encumbrances. As used in this Paragraph 3.6(a), "income" means actual economic income, which may differ from adjusted gross income for income tax purposes. Accordingly, each Investor should consider whether such Investor should add any or all of the following items to such Investor's adjusted gross income for income tax purposes in order to reflect more accurately such Investor's actual economic income: any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, and alimony payments.

         (b) Each Investor as to such Investor severally and not jointly further represents to the Company that except as otherwise disclosed to the Company, in writing, prior to such Investor's execution hereof, such Investor (and each Investor Owner) is an Accredited Investor.

3.7      RESTRICTED SECURITIES.

         Each Investor understands that the Series B Convertible Preferred Stock (and any Common Stock issued on conversion thereof) may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Series B Convertible Preferred Stock (or the Common Stock issued on conversion thereof) or an available exemption from registration under the Securities Act, the Series B Convertible Preferred Stock (and any Common Stock issued on conversion thereof) must be held indefinitely. In particular, each Investor is aware that the Series B Convertible Preferred Stock (and any Common Stock issued on conversion thereof) may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company. Such information is not now available and the Company has no present plans to make such information available.

3.8      LEGENDS.

         To the extent applicable, each certificate or other document evidencing any of the Series B Convertible Preferred Stock or any Common Stock issued upon conversion thereof shall be endorsed with the legends substantially in the form set forth below: (a) The following legend under the Securities Act:

                  "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

          (b) Any legend imposed or required by applicable state securities laws.

4.       CONDITIONS OF INVESTORS' OBLIGATIONS AT CLOSINGS.

         The obligations of each Investor under subparagraphs 1.1(b) and (c) of this Agreement are subject to the fulfillment on or before each closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent in writing thereto:

4.1      REPRESENTATIONS AND WARRANTIES.

         The representations and warranties of the Company contained in Section 2 shall be true on and as of the First Closing and the Second Closing with the same effect as though such representations and warranties had been made on and as of the date of the First Closing and the Second Closing.

4.2      PERFORMANCE.

         The Company shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the First Closing and the Second Closing.

4.3      COMPLIANCE CERTIFICATE.

         The President of the Company shall deliver to each Investor at the First Closing and the Second Closing a certificate certifying that the conditions specified in paragraphs 4.1, 4.2, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9 and
4.10 have been fulfilled.

4.4      QUALIFICATIONS.

         All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Series B Convertible Preferred Stock pursuant to this Agreement shall be duly obtained and effective as of the First Closing and the Second Closing.

4.5      PROCEEDINGS AND DOCUMENTS.

         All corporate and other proceedings in connection with the transactions contemplated at the First Closing and the Second Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investors and their counsel, which shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

4.6      MINIMUM INVESTMENT.

         The Company shall sell an aggregate of at least ninety percent (90%) of the shares of Series B Convertible Preferred Stock listed on Schedule A which are scheduled to be purchased at each of the closings other than those that are scheduled to be purchased by Morgan Stanley and GE Capital.

4.7      BOARD AND COMPENSATION COMMITTEE COMPOSITION.

         The Company's Board of Directors shall consist of (i) Charles N. Martin, (ii) a representative of Morgan Stanley Venture Partners III, L.P.,
(iii) Robert A Frist, Jr., (iv) a senior member of management to be designated by Robert A Frist, Jr., (v) Thompson Dent, (vi) Dr. William Stead, (vii) Dr, James Daniell and (viii) Dr. John Dayani, Sr. and the Compensation Committee shall be made up of the following three non-employee members: Charles N. Martin, Jr., Thompson Dent and Dr. John Dayani, Sr.

4.8      OBLIGATIONAL AUTHORITY OF MANAGEMENT.

         The Company's Board of Directors shall have passed a resolution requiring all issuances of Company equity and any loan or advance in excess of an aggregate of $500,000 to any person or entity not wholly-owned by the Company and any individual matter (or group of related matters) in which the Company shall be obligated to expend its funds (or the funds of its controlled subsidiaries or other affiliates) in excess of an aggregate of $500,000 to have received the prior approval of the Company's Board of Directors and such resolution shall not have been rescinded or revoked.

4.9      JURISDICTION OF COMPENSATION COMMITTEE.

         The Company's Board of Directors shall have passed a resolution delegating all issuances of options in respect of the Common Stock to the Company's officers, directors, employees or consultants and all matters related to the cash and non-cash compensation of the Company's officers to the Compensation Committee referred to in paragraph 4.7 above and such resolution shall not have been rescinded or revoked.

4.10     NO MATERIAL ADVERSE CHANGE.

         No Material Adverse Change shall have occurred in respect of the Company since December 31, 1998. For the purposes of this paragraph 4.10, the term "Material Adverse Change" shall mean a material adverse change in the assets, results of operations, financial condition or prospects for future operations of the Company it being understood that (i) the Company anticipates significant losses (in excess of $4,200,000) for the year ending December 31, 1999 and (ii) a general downturn in the economy or in the part of the economy in which the Company operates or in the public equity markets generally or in the part of the public equity markets in which the Company could participate shall not constitute a Material Adverse Change.

4.11     NOTES.

         The Company and the lender shall have cancelled the promissory notes dated January 18, 1994, February 23, 1994, March 30, 1994, July 11, 1997 and December 31, 1997 between Robert A. Frist, Jr. ("Frist"), as lender, and the Company, as borrower, in the aggregate principal amount of $1,735,000. On April 21, 1999 Frist invested $1,000,000 in the Common Stock of the Company. In addition, Frist shall invest $500,000 in the Series B Convertible Preferred Stock of the Company according to the funding schedule in section 1.2 herein. The Company and Frist shall have executed the Promissory Note dated April 21st, 1999 in the principal amount of $1,543,000 in the form of Exhibit C hereto.

4.12     EXECUTIVE EMPLOYMENT AGREEMENT.

         The Company and Frist shall have executed the Executive Employment Agreement in the form of Exhibit D hereto.

4.13     LEGAL OPINION.

         The Investors shall have received from legal counsel to the Company (which may be in house counsel) an opinion addressed to each of them, dated as of each date of closing, in substantially the form attached hereto as Exhibit E.

4.14     STOCKHOLDER AGREEMENT.

         The Company, the Investors and the other Company shareholders shall have executed the Amended and Restated Stockholders' Agreement in the form attached hereto as Exhibit F.

4.15     FILING OF RESTATED CHARTER.

         The Amended and Restated Charter in the form attached hereto as Exhibit A shall have been filed with the Secretary of State of Tennessee.

4.16     RESERVATION OF CONVERSION SHARES.

         The Conversion Shares issuable upon conversion of the shares of Series B Convertible Preferred Stock shall have been duly authorized and reserved for issuance upon such conversion.

4.17     INVESTORS' RIGHTS AGREEMENT.

         An Investors' Rights Agreement substantially in the form attached hereto as Exhibit G shall have been executed and delivered by the parties thereto.

4.18     CO-SALE AGREEMENT.

         A Co-Sale Agreement substantially in the form attached hereto as Exhibit H shall have been executed and delivered by the parties thereto. The stock certificates representing the shares subject to the Co-Sale Agreement shall have been delivered to the Secretary of the Company and shall have had appropriate legends placed upon them to reflect the restrictions on transfer set forth on the Co-Sale Agreement.

4.19     VOTING AGREEMENT.

         A Voting Agreement substantially in the form attached hereto as Exhibit I shall have been executed and delivered by the parties thereto.



5.       CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSINGS.

         The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the First Closing and the Second Closing of each of the following conditions by that Investor.

5.1      REPRESENTATIONS AND WARRANTIES.

         The representations and warranties of each Investor contained in
Section 3 shall be true on and as of the First Closing and the Second Closing with the same effect as though such representations and warranties had been made on and as of the date of the First Closing and the Second Closing.

5.2      QUALIFICATIONS.

         All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be duly obtained and effective as of the First Closing and the Second Closing.

5.3      MINIMUM INVESTMENT.

         The Investors shall purchase an aggregate of at least ninety percent (90%) of the shares of Series B Convertible Preferred Stock listed on Schedule A which are scheduled to be purchased at each of the closings other than those that are scheduled to be purchased by Morgan Stanley and GE Capital.

5.4      STOCKHOLDER AGREEMENT.

         The Company, the Investors and the other Company shareholders shall have executed the Amended and Restated Stockholders' Agreement in the form attached hereto as Exhibit F.



6.       GENERAL PROVISIONS.

6.1      ENTIRE AGREEMENT.

         This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

6.2      SURVIVAL OF WARRANTIES.

         The warranties, representations, and covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and each closing.

6.3      SUCCESSORS AND ASSIGNS.

         Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of any shares of Series B Convertible Preferred Stock sold hereunder or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.4      GOVERNING LAW.

         This Agreement shall be governed by and construed under the laws of the State of Tennessee as applied to agreements among Tennessee residents entered into and to be performed entirely within Tennessee.

6.5      COUNTERPARTS.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.6      TITLES AND SUBTITLES.

         The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.7      NOTICES.

         Unless otherwise provided, all notices and other communications required or permitted under this Agreement shall be in writing and shall be mailed by United States first class mail, postage prepaid, sent by facsimile or delivered personally by hand or by a nationally recognized courier addressed to the party to be notified at the address or facsimile number indicated for such person on the signature page hereof, or at such other address or facsimile number as such party may designate by ten (10) days' advance written notice to the other parties hereto. All such notices and other written communications shall be effective on the date of mailing, confirmed facsimile transfer or delivery.

6.8      FINDER'S FEES.

         Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with the purchase by the Investors of the Series B Convertible Preferred Stock.

         Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the cost and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible.

         The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees, or representatives is responsible.

6.9      EXPENSES.

         Irrespective of whether the closings are effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery, and performance of this Agreement. If the First Closing is effected, the Company shall, at the First Closing, reimburse the fees of one special counsel for Martin Investment Partnership III not to exceed $7,500 and shall in addition, upon receipt of a bill therefor, reimburse the out-of-pocket expenses of such counsel.

6.10     ATTORNEYS' FEES.

         If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, any Ancillary Agreement or the Restated Charter, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and disbursements in addition to any other relief to which such party may be entitled.

6.11     AMENDMENTS AND WAIVERS.

         Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors (or their transferees) holding more than 66 2/3% of the Common Stock not previously sold to the public that is issued or issuable upon conversion of the Series B Convertible Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities, and the Company.

6.12     SEVERABILITY.

         If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

6.13     TENNESSEE SECURITIES LAW.

         THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE SECURITIES DIVISION OF THE TENNESSEE DEPARTMENT OF COMMERCE AND INSURANCE OF THE STATE OF TENNESSEE AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY TENNESSEE LAW. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

6.14     EFFECT OF AMENDMENT OR WAIVER.

         Each Investor acknowledges that by the operation of paragraph 6.11 hereof the Investors (or their transferees) holding more than sixty six and two thirds percent (66 2/3%) of the Common Stock not previously sold to the public that is issued or issuable upon conversion of the Series B Convertible Preferred Stock will have the right and power to diminish or eliminate all rights of such Investor under this Agreement.

6.15     RIGHTS OF INVESTORS.

         Each holder of Series B Convertible Preferred Stock (and Common Stock issued upon conversion thereof) shall have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement or any Series B Convertible Preferred Stock, including without limitation the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such holder shall not incur any liability to any other holder or holders of Series B Convertible Preferred Stock (or Common Stock issued upon exercise thereof) with respect to exercising or refraining from exercising any such right or rights.

6.16     QUALIFIED SMALL BUSINESS STOCK.

         The Company shall submit to its stockholders (including the Investors) and to the Internal Revenue Service any reports that may be required in Section 1202(d)(1)(C) of the Code and any related Treasury Regulations. In addition, within ten (10) days after any Investor has delivered to the Company a written request therefor, the Company shall deliver to such Investor a written statement informing the Investor whether such Investor's interest in the Company constitutes "qualified small business stock" as defined in Section 1202(c) of the Code. The Company's obligation to furnish a written statement pursuant to this paragraph 6.16 shall continue notwithstanding the fact that a class of the Company's stock may be traded on an established securities market.

6.17     EXCULPATION AMONG INVESTORS.

         Each Investor acknowledges that such Investor is not relying upon any person, firm, or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Investor agrees that no Investor nor the respective controlling persons, officers, directors, partners, agents, or employees of any Investor shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Series B Convertible Preferred Stock (and Common Stock issued upon conversion thereof).

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                         HEALTHSTREAM, INC.


                                         By   /s/ Robert A. Frist, Jr.
                                            ----------------------------------
                                              Chief Executive Officer

                                         209 10th Ave. South
                                         Suite 450
                                         Nashville, TN  37203




                                         INVESTORS:

                                         MARTIN INVESTMENT PARTNERSHIP III

                                         By:  THE MARTIN COMPANIES, INC.
                                              Managing Partner

                                         By:  /s/ Charles N. Martin
                                              ---------------------------------
                                              Charles N. Martin, President
                                              20 Burton Hills Blvd.
                                              Suite 100
                                              Nashville, TN  37215

                                         COLEMAN SWENSON HOFFMAN BOOTH IV L.P.

                                         By Its General Partner
                                         CSHB Ventures IV L.P.

                                         By Its General Partner

                                         /s/ Jay Hoffman
                                         -----------------------------------
                                             Jay Hoffman
                                             237 Second Ave. South
                                             Franklin, TN  37064-2469


                                         DAUPHIN CAPITAL PARTNERS I, L.P.

                                         By: /s/ James Hoover
                                             -------------------------------
                                              James Hoover, Principal
                                              108 Forest Ave.
                                              Locust Valley, NY  11560


                                         JCB HEALTHSTREAM INVESTORS, L.L.C

                                         By: /s/ James Graves
                                             -------------------------------
                                              James Graves, Chief Manager
                                              330 Commerce St.
                                              Nashville, TN  37201


                                         NELSON CAPITAL PARTNERS III, L.P.

                                         By: /s/ John K. Harrington
                                             -------------------------------
                                              John K. Harrington
                                              3401 West End Ave.
                                              Suite 300
                                              Nashville, TN  37203


                                         J.C. BRADFORD & CO., L.L.C

                                         By: /s/ James Graves
                                             --------------------------------
                                              James Graves, Managing Director
                                              330 Commerce St.
                                              Nashville, TN  37201

                                         FCA VENTURE PARTNERS II, L.P.

                                         By: /s/ Stuart McWhorter
                                             ---------------------------------
                                              Stuart McWhorter
                                              310 25th Ave. South
                                              Suite 109
                                              Nashville, TN  37203


                                         THE JOEL COMPANY

                                         By: /s/ Robert Gordon
                                             ---------------------------------
                                              Robert Gordon
                                              6444 Worchester Dr.
                                              Nashville, TN  37221


                                         CUMBERLAND EQUITY PARTNERS

                                         By: /s/ Fleming Wilt
                                             ---------------------------------
                                               Fleming Wilt
                                               201 Fourth Ave. North
                                               Suite 1390
                                               Nashville, TN  37219


                                         SAVVY INVESTMENT PARTNERS

                                         By: /s/ Thompson B. Patterson, Jr.
                                             ---------------------------------
                                               Thompson B. Patterson, Jr.
                                               330  Commerce Street
                                               Nashville, TN  37201

                                         CHANCERY LANE INVESTMENTS, L.P.

                                         By: /s/ H. Lee Barfield
                                             ----------------------------------
                                               H. Lee Barfield, General Partner
                                               2700 First American Ctr.
                                               Nashville, TN  37238-2700

                                         By: /s/ Mary F. Barfield
                                             ----------------------------------
                                               Mary F. Barfield, General Partner
                                               c/o H. Lee Barfield
                                               2700 First American Ctr.
                                               Nashville, TN  37238-2700


                                         THE SEVEN PARTNERSHIP

                                         By: /s/ Thompson Dent
                                             ----------------------------------
                                               Thompson Dent
                                               30 Burton Hills Boulevard
                                               Suite 500
                                               Nashville, TN 37215


                                         JCB VENTURE PARTNERSHIP IV

                                         By: /s/ Robert Doolittle
                                             ----------------------------------
                                               Robert Doolittle, Chief Manager
                                               330 Commerce St.
                                               Nashville, TN  37201


                                         MELKUS PARTNERS, LTD.

                                         By: /s/ Ken Melkus
                                             ----------------------------------
                                               Ken Melkus
                                               102 Woodmont Blvd.
                                               Suite 110
                                               Nashville, TN  37205

                                         /s/ Robert A Frist, Jr.
                                         -------------------------------------
                                         Robert A Frist, Jr.
                                         201 Abbott Glen Court
                                         Nashville, TN  37215

                                         /s/ William Frist
                                         -------------------------------------
                                         William Frist
                                         3827 Richland Ave.
                                         Nashville, TN  37205

                                         /s/ Darren Liff
                                         -------------------------------------
                                         Darren Liff
                                         209 10th Ave. South
                                         Suite 432
                                         Nashville, TN  37203

                                         /s/ Scott Portis
                                         -------------------------------------
                                         Scott and Carol Len Portis
                                         6205 Hillsboro Pike
                                         Nashville, TN  37215

                                         /s/ James Frist
                                         -------------------------------------
                                         James Frist
                                         420 Elmington Ave.
                                         Apt. 217
                                         Nashville, TN  37205

                                         /s/ Robert S. Doolittle
                                         -------------------------------------
                                         Robert S. Doolittle
                                         J.C. Bradford & Co.
                                         330 Commerce Street
                                         Nashville, TN  37201

                                         /s/ David Beard
                                         -------------------------------------
                                         David Beard
                                         888 Collierville-Arlington Rd. North
                                         Collierville, TN 38017

                                         /s/ John Dayani
                                         -------------------------------------
                                         John Dayani
                                         5301 Virginia Way
                                         Suite 250
                                         Brentwood, TN   37027

                                         /s/ S. Douglas Smith
                                         -------------------------------------
                                         S. Douglas Smith
                                         278 Franklin Road
                                         Suite 238
                                         Brentwood, TN  37027

                                         /s/ Dr. Scott Portis
                                         -------------------------------------
                                         Dr. Scott Portis
                                         214 East Main Street
                                         Huntingdon, TN  38344

                                         /s/ Barbara Sampson
                                         -------------------------------------
                                         Barbara Sampson
                                         407 Lyons Head Drive
                                         Knoxville, TN  37919

                     MORGAN STANLEY VENTURE PARTNERS III, L.P.

                     by: Morgan Stanley Venture Partners III, L.L.C its General Partner
                     by: Morgan Stanley Venture Capital III, Inc. its Institutional Managing Member

                     By: /s/ Debra Abramovitz
                         ----------------------------------------


                     MORGAN STANLEY VENTURE INVESTORS III, L.P.

                     by: Morgan Stanley Venture Partners III, L.L.C its General Partner
                     by: Morgan Stanley Venture Capital III, Inc. its Institutional Managing Member

                     By: /s/ Debra Abramovitz
                         ----------------------------------------

                     THE MORGAN STANLEY VENTURE PARTNERS ENTREPRENUER FUND, L.P.

                     by:    Morgan Stanley Venture Partners, L.L.C
                            its General Partner
                     by: Morgan Stanley Venture Capital Fund III, Inc. its Institutional Managing Member

                     By: /s/ Debra Abramovitz
                         ----------------------------------------

                                    PART TWO

                                   SCHEDULE A
                                    INVESTORS


                NAME                                               NUMBER OF SHARES
                ----                                               ----------------
Morgan Stanley Venture Partners III, L.P.                               175,477
Martin Investment Partnership III                                       150,000
GE Capital Partners                                                     100,000
Coleman Swenson Hoffman Booth IV, L.P.                                   50,000
Dauphin Capital Partners I, L.P.                                         50,000
William and Jennifer Frist                                               50,000
JCB HealthStream Investors, L.L.C.                                       16,500
Robert A. Frist, Jr.                                                     50,000
Nelson Capital Partners III, L.P.                                        50,000
Melkus Partners, Ltd.                                                    25,000
Darren Liff                                                              25,000
FCA Venture Partners II, L.P.                                            25,000
The Joel Company                                                         25,000
Scott and Carol Len Portis                                               20,000
James Frist                                                              20,000
Cumberland Equity Partners                                               20,000
Morgan Stanley Venture Investors III, L.P.                               16,848
J.C. Bradford & Co., L.L.C.                                              15,000
Savvy Investment Partners                                                14,000
Robert Doolittle                                                         10,000
JCB Venture Partnership IV                                               10,000
David Beard                                                              10,000
Chancery Lane Investments, L.P.                                          10,000
Dr. John H. Dayani                                                       10,000
The Seven Partnership                                                     9,500
The Morgan Stanley Venture Partners Entrepreneur Fund, L.P.               7,675
S. Douglas Smith                                                          5,000
Dr. Scott Portis                                                          5,000
Barbara Sampson                                                           5,000
--------------------------------------------------------------------------------
SERIES B TOTAL                                                          980,000

                             SCHEDULE OF EXCEPTIONS

2.7      CONTRACTS AND OTHER COMMITMENTS.

The Company has obligations under a lease executed with Cummins Station, LLC totaling $551,315.00. This lease expires on April 30, 2005. The Company has options under this lease until April 30, 2015.

2.8      RELATED-PARTY TRANSACTIONS.

Indebtedness to Company by Shareholders

MacDonald Hardcastle owes the Company $1,248.03 due to an outstanding balance of a loan from the Company to purchase shares.

Indebtedness to Shareholders by Company

The Company owes Robert Frist, Jr. $2,773,947.02 for loans made to the Company.

The Company owes Scott Portis $60,000.00 for loans made to the Company.

Robert A Frist, Jr. has converted $1,000,000 worth of the above indebtedness to shares of the Company's Common Stock. He shall convert an additional $500,000 worth of the above indebtedness to shares of the Company's Series B Convertible Preferred Stock at the closings. The remainder of the above indebtedness will be represented by a new Promissory Note dated April 21st, 1999 which shall be executed at the First Closing, shall carry an interest rate of the lesser of the then existing Charles Schwab margin rate and 10.5% per annum. Principal shall only be paid by the Company according to the terms of the Promissory Note dated April 21, 1999.

In addition, Robert Frist, Jr. serves on the Board of Directors of Passport Health Communications. This firm does not directly compete with the Company, but it does do business in the Internet healthcare information industry.

2.15     FINANCIAL STATEMENTS.

The Company has retained the services of Ernst & Young to conduct an audit of its financial statements ending December 31, 1997 and December 31, 1998. This audit is in process and should be completed by June 30, 1999.

2.18     EMPLOYEES; EMPLOYEE COMPENSATION.

At the First Closing, the Company and Robert A Frist, Jr. shall execute the Executive Employment Agreement in the form of Exhibit D hereto.

6.8      FINDERS FEES

The Company will pay commissions to J.C. Bradford in the form of Series B Convertible Preferred Stock not to exceed $150,000.

                               HEALTHSTREAM, INC.

                                  AMENDMENT TO
                      SERIES B CONVERTIBLE PREFERRED STOCK
                               PURCHASE AGREEMENT

         This Amendment executed as of the 10th day of May,1999 amends the Series B Convertible Preferred Stock Purchase Agreement (the "Agreement") executed as of the 21st day of April, 1999, by and between HealthStream, Inc., a Tennessee corporation (the "Company"), and the persons and entities designated as an investor on Schedule A hereto (each an "Investor").

1. The first sentence of subsection (b) of Section 1.2 entitled "Closing" shall be amended to read as follows:

         The purchase and sale of at least one half (1/2) of the number of those shares of Series B Convertible Preferred Stock exempted from the Minimum Investment set forth in paragraphs 5.3 and 4.6 herein shall take place at the offices of the Company within fourteen (14) business days of the First Closing (the "Second Closing").

2. Subsection (a) and the last sentence of subsection (b) of Section 2.5 entitled "Capitalization and Voting Rights" shall be amended to read as follows:

         (a) Preferred Stock. 5,000,000 shares of Preferred Stock, no par value, of which 76,000 shares have been designated as Series A Convertible Preferred Stock, all of which are outstanding, and 1,436,961 shares have been designated as Series B Convertible Preferred Stock, 452,501 of which are outstanding. The rights, privileges and preferences of the Series B Convertible Preferred Stock are as stated in the Restated Charter.

         (b) Common Stock.... The Company has granted options under the Option
Plan to acquire a total of 915,616 shares of Common Stock.


3. Section 4.7 entitled "Board and Compensation Committee Composition" shall be amended as follows:

         The Company's Board of Directors shall consist of (i) Charles N. Martin, (ii) a representative of Morgan Stanley Venture Partners III, L.P.,
(iii) a representative of the General Electric Company or one of its subsidiaries, (iv) Robert A. Frist, Jr., (v) a senior member of management to be designated by Robert A Frist, Jr., (vi) Thompson Dent, (vii) Dr. William Stead,
(viii) Dr, James Daniell and (ix) Dr. John Dayani, Sr. and the Compensation Committee shall be made up of the following three non-employee members: Charles
N. Martin, Jr., Thompson Dent and Dr. John Dayani, Sr.

4. A new Section 4.20 shall be added entitled "Filing of Amended and Restated Charter" and read as follows:

         The Amended and Restated Charter in the form attached hereto as Exhibit J shall have been approved by the board of directors and the shareholders and filed with the Secretary of State of Tennessee prior to the Second Closing.

5. A new Section 4.21 shall be added entitled "Amendment to Voting Agreement" and read as follows:

         The Amendment to Voting Agreement in the form attached hereto as Exhibit K shall have been executed by the shareholders at or prior to the Second Closing.

6. Schedule A entitled "Investors" shall be amended and restated as follows:


                     NAME                                         NUMBER OF SHARES
                     ----                                         ----------------
Morgan Stanley Venture Partners III, L.P.                              175,477
Martin Investment Partnership III                                      150,000
GE Capital Equity Investments, Inc.                                    100,000
Coleman Swenson Hoffman Booth IV, L.P.                                  50,000
Dauphin Capital Partners I, L.P.                                        50,000
William and Jennifer Frist                                              50,000
JCB HealthStream Investors, L.L.C.                                      16,500
Robert A. Frist, Jr.                                                    50,000
Nelson Capital Partners III, L.P.                                       50,000
Carson/Paul Associates LLC                                              45,000
Melkus Partners, Ltd.                                                   25,000
Darren Liff                                                             25,000
FCA Venture Partners II, L.P.                                           25,000
The Joel Company                                                        25,000
Scott and Carol Len Portis                                              20,000
James Frist                                                             20,000
Cumberland Equity Partners                                              20,000
Morgan Stanley Venture Investors III, L.P.                              16,848
J.C. Bradford & Co., L.L.C.                                             15,000
Savvy Investment Partners                                               14,000
Robert Doolittle                                                        10,000
JCB Venture Partnership IV                                              10,000
David Beard                                                             10,000
Chancery Lane Investments, L.P.                                         10,000
Dr. John H. Dayani                                                      15,000
The Seven Partnership                                                   10,000
The Morgan Stanley Venture Partners Entrepreneur Fund, L.P.              7,675
S. Douglas Smith                                                         5,000
Dr. Scott Portis                                                         5,000
Barbara Sampson                                                          5,000
-------------------------------------------------------------------------------
SERIES B TOTAL                                                       1,030,500


7. Exhibit B entitled "Common Stock and Options Plan" shall be amended and restated as follows:

Robert A. Frist, Jr.                      1,741,307
Jeffrey L. McLaren                          103,400
Scott M. Portis                             130,654
Philip J. Makes                               2,926
Kelly M. Stewart                              1,360
MacDonald K. Hardcastle                      12,000
-------------------------------------------------------------------------------
TOTAL CURRENT                             1,991,647


OPTION HOLDER                                 NUMBER OF OPTIONS
Robert A. Frist, Jr.                              420,900
Jeffrey L. McLaren                                108,000
Mike Pote                                          27,900
Scott M. Portis                                    82,788
Corey Perine                                       32,500
Robert Laird                                       19,425
Steve Clemens                                      19,425
Luther Cale                                        12,950
Justin Hoagland                                     6,475
Philip J. Makes                                    10,725
Kelly M. Stewart                                   47,915
MacDonald K. Hardcastle                            41,100
Joe Warner                                          6,475
John Dayani                                         6,475
Spenser Aden                                        6,475
Jennifer Monohan                                    3,238
Marvyn Hortman                                      3,238
Colleen Jones                                       3,238
Ian Hill                                            1,325
Edward Smith                                        1,325
Steven Moore                                        1,325
Gordon Waddilove                                    1,325
Denys Cochran                                       1,325
Charee Macdonald                                      950
William Rice                                          950
Christopher Bartley                                   950
Brooks Harper                                         950
Jennifer Wells                                        950
Jennifer Elferdink                                    950
William Sanford                                       950
Kari Silka                                            950
Michael Meredith                                      950
Robert Bull                                           950
Michael Galehouse                                     950
Jonathon Rogers                                       800
Peter Stringfellow                                    800
Matthew Montgomery                                    800
Ivan Kanski                                           800
Landry Butler                                         800
Doug Powell                                           800
Elise Harrelson                                       800
Tom Dent                                            4,000
Phil Patton                                         4,000
James Daniell                                       5,500
John Dayani, Sr.                                    2,000
Peter Geis                                          2,000
Earl Ginn                                           4,000
Bill Stead                                          2,000
Page Davidson                                       2,000
Colleen Conway Welch                                1,000
Ted Anderson, M.D.                                  1,000
Douglas Olsen, M.D.                                 1,000


John Sergent, M.D.                                  1,000
Martin Sandler, M.D.                                1,000
Tony Greco, M.D.                                    1,000
Lee Limbird, M.D.                                   1,000
Ron Loeppke, M.D.                                   1,000
Gerald S. Gotterer, M.D.                            1,000
-------------------------------------------------------------------------------
TOTAL OPTIONS                                     915,616

TOTAL CURRENT SHARES & OPTIONS                  2,907,263


8. This Amendment shall only be effective only with the written consent of the Company and the Investors (or their transferees) holding more than 66 2/3% of the Common Stock not previously sold to the public that is issued or issuable upon conversion of the Series B Convertible Preferred Stock.

9. This Amendment may be executed in whole or in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

10. This Amendment shall be construed and governed by the laws of the State of Tennessee.

11. All provisions governing the Agreement as referenced herein not contradicted by this Amendment shall likewise govern the terms of this Amendment. All rights and obligations under the Agreement shall likewise apply to this Amendment.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                           HEALTHSTREAM, INC.




                                           By /s/ Robert A. Frist, Jr.
                                             ----------------------------------
                                                Chief Executive Officer

                                           209 10th Ave. South
                                           Suite 450
                                           Nashville, TN 37203

                                           INVESTORS:


                                           MARTIN INVESTMENT PARTNERSHIP III


                                           By:    THE MARTIN COMPANIES, INC.
                                                  Managing Partner

                                           By: /s/ Charles N. Martin
                                              ---------------------------------
                                                  Charles N. Martin, President
                                                  20 Burton Hills Blvd.
                                                  Suite 100
                                                  Nashville, TN 37215



                                           COLEMAN SWENSON HOFFMAN BOOTH IV L.P.

                                           By Its General Partner
                                           CSHB Ventures IV L.P.

                                           By Its General Partner

                                            /s/ Jay Hoffman
                                           -----------------------------------
                                                  Jay Hoffman
                                                  237 Second Ave. South
                                                  Franklin, TN 37064-2469



                                           DAUPHIN CAPITAL PARTNERS I, L.P.


                                           By: /s/ James Hoover
                                              ---------------------------------
                                                  James Hoover, Principal
                                                  108 Forest Ave.
                                                  Locust Valley, NY 11560




                                           JCB HEALTHSTREAM INVESTORS, L.L.C


                                           By: /s/ James Graves
                                              ---------------------------------
                                                  James Graves, Chief Manager
                                                  330 Commerce St.
                                                  Nashville, TN 37201




                                           NELSON CAPITAL PARTNERS III, L.P.


                                           By: /s/ John K. Harrington
                                              ---------------------------------
                                                  John K. Harrington
                                                  3401 West End Ave.
                                                  Suite 300
                                                  Nashville, TN 37203

                                    J.C. BRADFORD & CO., L.L.C


                                    By: /s/ Robert S. Doolittle
                                       -----------------------------------------
                                          Robert S. Doolittle, Managing Director
                                          330 Commerce St.
                                          Nashville, TN 37201



                                    FCA VENTURE PARTNERS II, L.P.


                                    By: /s/ Stuart McWhorter
                                       -----------------------------------------
                                          Stuart McWhorter
                                          310 25th Ave. South
                                          Suite 109
                                          Nashville, TN 37203



                                    THE JOEL COMPANY


                                    By: /s/ Robert Gordon
                                       -----------------------------------------
                                          Robert Gordon
                                          6444 Worchester Dr.
                                          Nashville, TN 37221



                                    CUMBERLAND EQUITY PARTNERS


                                    By: /s/ Fleming Wilt
                                       -----------------------------------------
                                          Fleming Wilt
                                          201 Fourth Ave. North
                                          Suite 1390
                                          Nashville, TN 37219



                                    SAVVY INVESTMENT PARTNERS


                                    By: /s/ Thompson B. Patterson, Jr.
                                       -----------------------------------------
                                          Thompson B. Patterson, Jr.
                                          330  Commerce Street
                                          Nashville, TN 37201



                                    CHANCERY LANE INVESTMENTS, L.P.


                                    By: /s/ H. Lee Barfield
                                       -----------------------------------------
                                          H. Lee Barfield, General Partner
                                          2700 First American Ctr.
                                          Nashville, TN 37238-2700

                                    By: /s/ Mary F. Barfield
                                       -----------------------------------------
                                          Mary F. Barfield, General Partner
                                          c/o H. Lee Barfield
                                          2700 First American Ctr.
                                          Nashville, TN 37238-2700

                                         THE SEVEN PARTNERSHIP



                                         By: /s/ Thompson Dent
                                            ------------------------------------
                                              Thompson Dent
                                              30 Burton Hills Boulevard
                                              Suite 500
                                              Nashville, TN 37215



                                         JCB VENTURE PARTNERSHIP IV


                                         By: /s/ Robert S. Doolittle
                                            ------------------------------------
                                              Robert S. Doolittle, Chief Manager
                                              330 Commerce St.
                                              Nashville, TN 37201



                                         MELKUS PARTNERS, LTD.


                                         By: /s/ Ken Melkus
                                            ------------------------------------
                                              Ken Melkus
                                              102 Woodmont Blvd.
                                              Suite 110
                                              Nashville, TN 37205

                                          /s/ Robert A Frist, Jr.
                                         ---------------------------------------
                                         Robert A Frist, Jr.
                                         201 Abbott Glen Court
                                         Nashville, TN 37215


                                         ---------------------------------------
                                         William Frist
                                         3827 Richland Ave.
                                         Nashville, TN 37205

                                          /s/ Darren Liff
                                         ---------------------------------------
                                         Darren Liff
                                         209 10th Ave. South
                                         Suite 432
                                         Nashville, TN 37203

                                          /s/ Scott and Carol Len Portis
                                         ---------------------------------------
                                         Scott and Carol Len Portis
                                         6205 Hillsboro Pike
                                         Nashville, TN 37215

                                           /s/ James Frist
                                           -------------------------------------
                                           James Frist
                                           420 Elmington Ave.
                                           Apt. 217
                                           Nashville, TN 37205

                                            /s/ Robert S. Doolittle
                                           -------------------------------------
                                           Robert S. Doolittle
                                           J.C. Bradford & Co.
                                           330 Commerce Street
                                           Nashville, TN 37201

                                            /s/ David Beard
                                           -------------------------------------
                                           David Beard
                                           888 Collierville-Arlington Rd. North
                                           Collierville, TN 38017

                                            /s/ John Dayani
                                           -------------------------------------
                                           John Dayani
                                           5301 Virginia Way
                                           Suite 250
                                           Brentwood, TN 37027

                                            /s/ S. Douglas Smith
                                           -------------------------------------
                                           S. Douglas Smith
                                           278 Franklin Road
                                           Suite 238
                                           Brentwood, TN 37027

                                            /s/ Dr. Scott Portis
                                           -------------------------------------
                                           Dr. Scott Portis
                                           214 East Main Street
                                           Huntingdon, TN 38344

                                           /s/ Barbara Sampson
                                           -------------------------------------
                                           Barbara Sampson
                                           407 Lyons Head Drive
                                           Knoxville, TN 37919

                              MORGAN STANLEY VENTURE PARTNERS III, L.P.


                              by: Morgan Stanley Venture Partners III, L.L.C its General Partner
                              by: Morgan Stanley Venture Capital III, Inc. its Institutional Managing Member


                              By: /s/ M. Fazle Husain
                                  ---------------------------------------------


                              MORGAN STANLEY VENTURE INVESTORS III, L.P.


                              by: Morgan Stanley Venture Partners III, L.L.C its General Partner
                              by: Morgan Stanley Venture Capital III, Inc. its Institutional Managing Member

                              By: /s/ M. Fazle Husain
                                 ----------------------------------------------


                              THE MORGAN STANLEY VENTURE PARTNERS ENTREPRENUER FUND, L.P.


                              by:  Morgan Stanley Venture Partners, L.L.C
                                   its General Partner
                              by: Morgan Stanley Venture Capital Fund III, Inc. its Institutional Managing Member

                              By: /s/ M. Fazle Husain
                                 ----------------------------------------------


                              GE CAPITAL EQUITY INVESTMENTS, INC.


                              By: /s/ Jeffrey T. Soukup
                                 ----------------------------------------------
                                   Jeffrey T. Soukup, Vice President
                                   120 Long Ridge Rd.
                                   Samford, CT 06927


                              CARSON/PAUL ASSOCIATES LLC


                              By: /s/ Russell L. Carson
                                 ----------------------------------------------
                              Russell L. Carson
                              Welsh, Carson, Anderson & Stowe
                              320 Park Ave.
                              25th Floor
                              New York, NY 10022